UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 30, 2013

Commission File Number: 001-35768

WASHINGTONFIRST BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	26-4480276
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
11921 Freedom Drive, Suite 250, Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 840-2410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
The information required by this item is included in Item 5.02 below and incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 30, 2013, WashingtonFirst Bankshares, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company's shareholders approved the WashingtonFirst Bankshares, Inc. 2010 Equity Compensation Plan, as Amended (“Amended Plan”). The Amended Plan permits the Company to issue Incentive Stock Options (“ISOs”) meeting the requirements of Section 422 of the Internal Revenue Code. The Company's 2010 Equity Compensation Plan (including all prior amendments thereto, the “2010 Plan”), was originally adopted by the Company's board of directors (the “Board”) in February 2010 following the formation of the Company as a holding company for WashingtonFirst Bank. On August 9, 2012, the Board amended the 2010 Plan to increase by 375,000 the shares of the Company's common stock reserved for issuance under the 2010 Plan. The 2010 Plan was then approved by the Company's shareholders at a Special Meeting of Shareholders held on December 17, 2012. The 2010 Plan did not provide for the issuance of ISOs. Because the Board believes it is in the best interests of the Company and its shareholders to provide incentives to Company employees that will promote the identification of personal interests with the long-term financial success of the Company, the Board adopted and approved the Amended Plan in February 2013 to include ISOs and recommended that the Company's shareholders approve the Amended Plan.
A description of the material terms of the Amended Plan was included in the Company's definitive proxy statement on Schedule 14A filed with the SEC on April 2, 2013 (the “Proxy Statement”) and the Amended Plan was attached to the Proxy Statement as Appendix A. The foregoing description of the Amended Plan is qualified in its entirety by the terms of the Amended Plan, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The standard Form Incentive Stock Option Agreement is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 30, 2013, WashingtonFirst Bankshares, Inc. (the “Company”) held its 2013 Annual Meeting. The stockholders (i) elected eight directors for a term expiring at the 2016 Annual Meeting of Shareholders, one director for a term expiring at the 2015 Annual Meeting of Shareholders and one director for a term expiring at the 2014 Annual Meeting of Shareholders; (ii) ratified the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013; (iii) approved the WashingtonFirst Bankshares, Inc. 2010 Equity Compensation Plan, as amended; (iv) approved, on an advisory basis, the compensation of the Company's named executive officers; and (v) expressed a preference, in an advisory vote, for holding future advisory votes on executive compensation every year. As of the close of business on March 15, 2013, the record date for the Annual Meeting, 6,225,324 common shares of the Company were outstanding and entitled to vote. At the Annual Meeting, a total of 4,013,612 of the outstanding common shares entitled to vote were represented in person or by proxy.
Proposal 1. The directors elected to the Company's Board for terms that expire at the Annual Meeting in 2016, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Shaza L. Andersen	2,846,870	6,740	1,160,002
Charles E. Andrews	2,846,180	7,430	1,160,002
George W. Connors, IV	2,846,681	6,929	1,160,002
Donald W. Fisher, Ph.D.	2,848,505	5,105	1,160,002
John J. Mahoney	2,849,547	4,063	1,160,002
Kenneth Morrissette	2,849,547	4,063	1,160,002
Randall S. Peyton, M.D.	2,622,060	213,550	1,160,002
William G. Reilly	2,849,862	3,748	1,160,002
The directors elected to the Company's Board for a term that expires at the Annual Meeting in 2015, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
D. Mark Lowers	2,846,567	7,043	1,160,002

The directors elected to the Company's Board for a term that expires at the Annual Meeting in 2014, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Oliver T. Carr, III	2,845,670	7,940	1,160,002
Proposal 2. The Company's shareholders ratified the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013:

For	Against	Abstain
4,001,144	2,279	10,189
Proposal 3. The Company's shareholders approved the WashingtonFirst Bankshares, Inc. 2010 Equity Compensation Plan, as Amended:

For	Against	Abstain	Broker Non-Votes
2,743,062	50,408	60,140	1,160,002
Proposal 4. The Company's shareholders approved, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
2,746,540	51,075	55,995	1,160,002
Proposal 5. The advisory vote on the frequency of future advisory votes on executive compensation received the following votes:

1 Year	2 Years	3 Years	Abstain
1,618,186	69,555	1,135,523	30,346

None of these frequency options received the affirmative vote of the holders of a majority of the shares issued, outstanding, and entitled to vote on the matter. Accordingly, the Board of Directors will consider the recommendation of the shareholders to be the frequency option which received the highest number of shareholder votes, which was to conduct future advisory votes on executive compensation every one (1) year.

Item 9.01 Financial Statements and Exhibits
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits.

Number	Description
99.1	WashingtonFirst Bankshares, Inc. 2010 Equity Compensation Plan, as Amended
99.2	Form of WashingtonFirst Bankshares, Inc. Incentive Stock Option Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
WASHINGTONFIRST BANKSHARES, INC.

May 3, 2013	/s/ Richard D. Horn
Date	Richard D. Horn
General Counsel and Secretary

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